UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): November 21, 2005

China Media Networks International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-13858	86-0214815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 2nd Street, Suite 102, Encinitas, CA		92024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		760-230-2300 x205
Metaphor Corp.
(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On November 21, 2005, the Company terminated the Sale and Purchase Agreement first executed in May of 2005 (and filed with the SEC on a Form 8K on May 24, 2005) and subsequently amended in August of 2005 (see Form 8Ks filed with the SEC on August 1, 2005, and August 19, 2005).

Additionally, on November 21, 2005, the Company terminated the Stock Purchase Agreement executed on April 7, 2005. The Stock Purchase Agreement was reported in a Form 8K filed with the SEC on April 14, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
1.0	Termination of Sale and Purchase Agreement
1.1	Termination of Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDIA NETWORKS INTERNATIONAL, INC.

By: /s/Mark L. Baum

Name: Mark L. Baum

Title: Chief Executive Officer

Dated: November 21, 2005